Exhibit 99.1

Common Stock Offering

ROME

Second-Step Conversion BANCORP,

INC.

March 2005

For Internal Use Only

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Rome Bancorp, Inc.

Please refer to the Prospectus dated February 11, 2005

This presentation contains forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest, rates, loan prepayment rates, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company’s local markets; changes in accounting principles and guidelines; war or terrorist activities, and other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services.

Please refer to the Prospectus dated February 11, 2005 for further information about “Risk Factors” that may affect the Company’s actual future results.

Corporate Overview

ROME BANCORP, INC.

Overview of Rome Bancorp

Chartered in 1851 as a New York mutual savings bank

MHC formed in 1999 along with our IPO

(gross proceeds of $11.2 million)

Converted to a federal stock savings bank charter in April 2004 Currently operate 4 branches located in Oneida County, New York with 35,136 deposit accounts

Total assets of $268.2 million, net loans of $231.3 million, deposits of $208.8 million and stockholders’ equity of $36.3 million at December 31, 2004

Branch Map

Oneida County, New York 2004 Demographic Data

Total Population 234,573

Total Households 90,887

Average Household Income ($) 50,359

*Source: Claritas.

Oneida County

Rome

New Hartford

Rochester

Syracuse

Albany

Market Demographics

5th in deposit market share in Oneida County, with a 6.62% market share Largest depository institution in the City of Rome with a 44.20% share of the market Market is located on the major east-west corridor (Interstate 90) for New York State Major employers in the county include:

Turning Stone Casino

(4,500 employees, approximately 95% of which are non-Indian)*

Faxton St. Luke’s Hospital

(2,900 employees)

New York State Department of Corrections

(2,545 employees)

* Source: Oneida Indian Nation 2004 Annual Report.

Oneida County Market Share

June 30, 2004

Rank Institution Type Branch Count Deposits in Market ($000) Market Share (%)

1 Bank of Utica (NY) Bank 1 877,745 27.25

2 Partners Trust Financial (NY) Thrift 8 647,687 20.11

3 HSBC Holdings plc Bank 7 318,491 9.89

4 Bank of America Corp. (NC) Bank 11 297,157 9.23

5 Rome Bancorp Inc. (NY) Thrift 4 213,248 6.62

6 NBT Bancorp Inc. (NY) Bank 6 161,282 5.01

7 Royal Bank of Scotland Group Bank 6 147,199 4.57

8 Adirondack Bancorp (NY) Bank 6 131,970 4.10

9 First Niagara Finl Group (NY) Thrift 5 119,977 3.73

10 M&T Bank Corp. (NY) Bank 3 61,570 1.91

11 Vernon Bank Corp. (NY) Bank 3 58,940 1.83

12 Community Bank System Inc. (NY) Bank 2 58,592 1.82

13 Partners Trust Municipal Bank (NY) Bank 1 46,297 1.44

14 KeyCorp (OH) Bank 2 37,859 1.18

15 Alliance Financial Corp. (NY) Bank 1 22,605 0.70

Totals 17 68 3,220,756 100.00

* Source: FDIC.

Experienced Management Team

Title Years at Rome Age

Charles M. Sprock Chairman, President & CEO 45 64

David C. Nolan Treasurer & CFO 21 51

James F. Sullivan VP & Senior Loan Officer 13 56

George L. Barzee VP & Senior Residential Loan Officer 3 57

Financial Highlights

ROME BANCORP, INC.

Total Assets (in thousands) $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $226,827 $244,831 $247,437 $250,075 $261,939 $268,152

1999 2000 2001 2002 2003 2004

December 31,

Total Deposits (in thousands) $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $183,522 $183,233 $189,216 $194,924 $203,190 $208,787

1999 2000 2001 2002 2003 2004

December 31,

Net Loans (in thousands) $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $141,512 $165,846 $167,607 $181,564 $207,656 $231,272

1999 2000 2001 2002 2003 2004

December 31,

Credit Quality

NPLs / Loans

0.80% 2000 0.45% 2001 0.83% 2002 0.67% 2003 0.36% 2004

December 31,

Reserves / NPLs

125.41%

2000

211.52%

2001

114.12%

2002

128.66%

2003

241.30%

2004

December 31,

Credit Quality

(at December 31, 2004) Rome Bancorp US Banks* US Thrifts*

Non-performing loans to total loans 0.36% 0.47% 0.52%

Non-performing assets to total assets 0.31% 0.37% 0.45%

Allowance for loan losses to non-performing loans 241.3% 277.6% 260.59%

* Source: SNL Datasource. Includes all public banks and thrifts.

Balance Sheet Composition

(At December 31, 2004)

Assets:

7%

3%

4% 86%

Net Loans Investments Cash & Equivalents Other

Liabilities & Stockholders’ Equity:

7% 2% 14%

77%

Deposits Borrowed Funds Other Liabilities Stockholders’ equity

Loan Composition

(At September 30, 2004)

2%

22%

49% 9%

18%

Comm’l R/E Commercial Consumer One-to-Four Family Other

Deposit Composition

(At September 30, 2004)

13% 4% 4%

33% *

46%

Savings Money Market Other Interest Bearing Noninterest Bearing Time

* No brokered CDs in the portfolio.

Net Income (in thousands) $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 $1,446 $1,753 $2,307 $2,485 $1,537 * $2,400

1999 2000 2001 2002 2003 2004

December 31,

* 2003 net income was adversely impacted by a $1 million pre-tax impairment charge on a mutual fund holding.

Revenue Diversification (in thousands) $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $0

10.5% $1,021

$8,699

1999

7.4% $779

$9,732

2000

10.0% $1,086

$9,805

2001

10.7% $1,262

$10,528

2002

4.0% $472

$11,196

2003

13.4% $1,772

$11,456

2004

December 31,

Net Interest Income Noninterest Income *

* Noninterest income includes service charges and other income in addition to the net gain or loss on securities transactions.

Net Interest Margin

On average, Rome’s net interest margin has been 124 bps higher than peers for the period shown below.

5.00% 4.00% 3.00%

4.70% 4.73% 4.66% 4.56% 4.31%

4.31%

3.43%

3.33% 3.33% 3.25% 3.33% 3.15%

1999

2000 2001 2002 2003 2004

ROME Thrift Peers *

* Source: SNL Datasource. Peer group consists of publicly traded thrifts located in the Mid-Atlantic region.

Key Performance Indicators

1.25% 1.00% 0.75% 0.50% 0.25%

Return on Average Assets

1.00% 0.91% 0.94%

0.76% 0.64% 0.59% 1999 2000 2001 2002 2003 2004

Non-Interest Expense to Average Assets

4.00% 3.50% 3.00% 2.50% 2.00%

3.42% 3.45% 3.21% 3.09% 3.32% 2.93%

1999 2000 2001 2002 2003 2004

Return on Average Equity

8.00% 7.00% 6.00% 5.00% 4.00%

6.86% 6.67% 6.09%

4.62%

4.52% 4.16%

1999

2000

2001 2002 2003

2004

Efficiency Ratio

80.00% 75.00% 70.00% 65.00% 60.00%

75.03%

70.21% 68.72% 67.25% 65.05% 64.85%

1999

2000

2001

2002 2003

2004

Relative Performance Graph –

Total Return to Shareholders since IPO

Relative Change

800.00% 700.00% 600.00% 500.00% 400.00% 300.00% 200.00% 100.00% 0.00% -100.00%

October ‘99

February ‘00

June ‘00

October ‘00

February ‘01

June ‘01

October ‘01

February’ 02

June ‘02

October ’02

February ‘03

June ‘03

October ‘03

February ‘04

June ‘04

October ‘04

February ‘05

ROME NASDAQ NASDAQ Bank Index

* Source: Bloomberg.

Annual Dividend History $0.55 $0.50

$0.45 $0.40

$0.35 $0.30

$0.25 $0.20

$0.15 $0.10

$0.05

$0.00

2000 2001 2002 2003 2004

Stock Offering Overview

ROME BANCORP, INC.

Organizational Structure Second-Step Conversion

Current Structure

Rome, MHC

61.55% Rome Bancorp 100.0% Rome Savings

38.45% Public Shareholders

Structure after Second Step

Public Shareholders

100.0%

New Rome Bancorp 100.0% Rome Savings

Offering Overview

Minimum Midpoint Maximum Adjusted Super-Max

Number of shares sold in the offering 4,717,500 5,550,000 6,382,500 7,339,875

Exchange shares 2,947,523 3,467,674 3,987,825 4,585,999

Total shares outstanding - pro forma 7,665,023 9,017,674 10,370,325 11,925,874

Gross proceeds $47,175 $55,500 $63,825 $73,399

Estimated net proceeds $45,446 $53,691 $61,937 $71,419

Exchange Ratio 1.8133x 2.1333x 2.4533x 2.8213x

Pro forma net income (1) $1,787 $1,808 $1,829 $1,851

Pro forma earnings per share $0.24 $0.21 $0.18 $0.16

Pro Forma Price to Earnings (2) 31.25x 35.71x 41.67x 46.88x

Pro forma stockholders’ equity $79,481 $87,091 $94,703 $103,454

Pro forma stockholders’ equity per share $10.37 $9.66 $9.13 $8.67

Pro Forma Price to Book Value 96.43% 103.52% 109.53% 115.34%

Pro Forma Price to Tang. Book Value 96.43% 103.52% 109.53% 115.34%

(1) For the 9 months ended September 30, 2004. Reflects the recognition of compensation expense with respect to stock options. (2) Earnings per share has been annualized for the pro forma price to earnings calculation.

Business Strategy – Use of Proceeds

Our operating strategy is to operate and grow a profitable community-oriented financial institution. We seek to accomplish this goal by: increasing lending to support continued growth of the loan portfolio; expanding our branch network by de novo growth or acquisition; developing new products and services to offer our customers; pursuing opportunities for growth in existing and new markets; managing credit risk to maintain our favorable asset quality; increasing core deposits; adopting a sales culture among our employees; continuing our commitment to the community; and other general corporate objectives, including the possible creation of a commercial bank subsidiary to accept municipal deposits.

Pro Forma Valuation

Rome Bancorp (Maximum) Peer Group (2)

Price / Book 109.53% 144.05%

Price / Tangible Book 109.53% 152.65%

Price / LTM EPS (1) 41.44x 25.00x

Dividend Yield 2.40% 2.19%

(1) Does not reflect the recognition of compensation expense with respect to stock options. (2) Peer group includes the following fully converted thrifts: ALFC, CNY, CSBC, ESBK, JFBI, LARL, SFFS, WAYN, WGBC and WVFC. Pricing as of February 24, 2005.

Investment Merits

History of creating value for shareholders through both price appreciation and dividends

Total return to shareholders (including reinvestment of dividends) of approximately 600% since the initial IPO and formation of the MHC Quarterly dividends have increased from $0.035 per share in 2000 to $0.15 per share in 2004 Following the conversion and stock offering, the anticipated dividend yield at the midpoint offering range is 2.80%.

Attractive market valuation Strong management team Excellent asset quality Increased liquidity in stock

Timing of Offering

Subscription Offering closes on March 15, 2005 at 10:00 a.m., New York time.

Shareholder & Depositor Meetings on March 22, 2005

Depositor Vote Shareholder Vote

Expected to close and trade late March / early April

Questions

&

Answers

ROME BANCORP, INC.

For Internal Use Only